MUNIYIELD
MICHIGAN
INSURED
FUND, INC.







FUND LOGO







Semi-Annual Report

April 30, 1998




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MIY



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MuniYield Michigan Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1998, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.417 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.45%, based on a month-end net asset value of $15.40 per share. Over the same period, the total investment return on the Fund's Common Stock was +2.38%, based on a change in per share net asset value from $15.51 to $15.40, and assuming reinvestment of $0.420 per share income dividends and $0.035 per share capital gains distributions.

For the six months ended April 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.65%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bonds. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of more than 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.



MuniYield Michigan Insured Fund, Inc.
April 30, 1998



It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
During the six months ended April 30, 1998, we gradually adopted a more constructive investment outlook. We believe that the current absence of inflationary pressures will continue, and further slowing of US economic growth is likely as a result of the ongoing Asian financial crisis. In our opinion, slower economic growth, coupled with minimal inflation, should result in interest rate declines. Therefore, we have used recent periods of interest rate volatility to add higher-yielding issues to the Fund's holdings. The Fund has remained fully invested in an effort to seek to enhance shareholder income and to participate in improving fixed-income markets that we expect in the coming months.

During the period, short-term tax-exempt interest rates traded in a relatively narrow range centered around 3.50%. Recently, these interest rates rose slightly in response to temporary seasonal tax factors that are expected to abate quickly in the coming weeks. Despite the recent moderate increase in short-term interest rates, throughout the period the leveraging of the Fund's Preferred Stock continued to generate a significant yield enhancement to Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager




May 27, 1998




MuniYield Michigan Insured Fund, Inc.
April 30, 1998



PORTFOLIO INSURANCE

MuniYield Michigan Insured Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MuniYield Michigan Insured Fund, Inc.
April 30, 1998



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.





QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    83.3%
AA/Aa                                       5.1
A/A                                         4.7
BBB/Baa                                     1.6
Other++                                     3.3

[FN]
++Temporary investments in short-term municipal securities.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
GO             General Obligation Bonds
PCR            Pollution Control Revenue Bonds
RITR           Residual Interest Trust Receipts
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes




MuniYield Michigan Insured Fund, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Michigan--95.8%
AAA      Aaa    $ 1,000   Bay City, Michigan, Electric Utility Revenue Bonds, 6.60% due 1/01/2001 (b)(f)        $  1,078

AAA      Aaa      5,000   Bay City, Michigan, School District, UT, 6.50% due 5/01/2002 (b)(f)                      5,461

AAA      Aaa      1,000   Brandon, Michigan, School District, Refunding, UT, 5% due 5/01/2026 (b)                    951

AAA      Aaa      2,500   Brighton, Michigan, Area School District, Refunding, UT, Series II, 4.90%**
                          due 5/01/2015 (b)                                                                        1,014

AAA      Aaa      1,000   Byron Center, Michigan, Public Schools, Refunding, UT, 5% due 5/01/2024 (e)                953

AAA      Aaa      1,250   Chelsea, Michigan, School District, UT, 5.875% due 5/01/2025 (c)                         1,305

AAA      Aaa      2,000   Coldwater, Michigan, Community Schools, Refunding, UT, 5.125% due 5/01/2023 (d)          1,936

                          Detroit, Michigan, Sewage Disposal Revenue Bonds:
AAA      Aaa      2,500      6.625% due 7/01/2001 (c)(f)                                                           2,719
AAA      Aaa      3,410      Series A, 5% due 7/01/2027 (d)                                                        3,239

                          Detroit, Michigan, Water Supply System Revenue Bonds:
AAA      Aaa      5,000      Refunding, 6.25% due 7/01/2012 (c)(h)                                                 5,485
AAA      Aaa      3,220      Series A, 5% due 7/01/2021 (d)                                                        3,075

AAA      Aaa      1,000   Eastern Michigan University, GO, Revenue Refunding Bonds, 6.375% due 6/01/2014 (b)       1,072

AAA      Aaa      1,000   Ferris State University, Michigan, Revenue Refunding Bonds, 5% due 10/01/2028 (b)          949

AAA      Aaa      4,500   Grand Ledge, Michigan, Public Schools District, UT, 6.60% due 5/01/2004 (d)(f)           5,076

                          Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds (c):
AAA      Aaa      3,000      6.25% due 1/01/2011                                                                   3,180
AAA      Aaa      3,490      6.50% due 1/01/2015                                                                   3,721

AAA      Aaa      5,000   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital Revenue
                          Refunding Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)                   5,372

AAA      Aaa      1,000   Grandville, Michigan, Public Schools District, Refunding, UT, 6.60% due
                          5/01/2005 (c)(f)                                                                         1,133

AAA      Aaa      2,500   Greenville, Michigan, Public Schools Building, GO, UT, 5.75% due 5/01/2024 (d)           2,581

AAA      Aaa      1,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                          Refunding and Improvement Bonds (Bronson Methodist), 5.75% due 5/15/2016 (d)             1,560

AAA      Aaa      2,000   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                          (Butterworth Health Systems), Series A, 5.625% due 1/15/2026 (d)                         2,027

AAA      Aaa      2,000   Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                          Refunding Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                2,408

AAA      Aaa      4,000   Lakeshore, Michigan, Public Schools District (Berrien County), UT, 5.70%
                          due 5/01/2022 (d)                                                                        4,131

                          Leslie, Michigan, Public Schools (Ingham and Jackson Counties), Refunding, UT:
AAA      Aaa      1,750      4.875% due 5/01/2025 (c)                                                              1,625
AAA      Aaa      1,000      Building and Site, 6% due 5/01/2005 (b)(f)                                            1,097

AAA      Aaa      2,000   Lincoln Park, Michigan, School District, UT, 7% due 5/01/2006 (c)(f)                     2,338

                          Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN,
                          AMT (a)(b):
A1       VMIG1++    100      Series XII-D, 4.10% due 10/01/2015                                                      100
AAA      VMIG1++    400      Series XII-F, 4.10% due 10/01/2020                                                      400

                          Michigan Municipal Bond Authority Revenue Bonds, Series A:
AAA      Aaa      5,000      (Local Government Loan Program), 6.125% due 12/01/2018 (c)                            5,370
AAA      Aaa      1,035      Refunding (Local Government Loan Program), 6.50% due 5/01/2012 (b)                    1,129
AAA      Aaa      1,870      Refunding (Local Government Loan Program), 6.50% due 11/01/2012 (d)                   2,039
AA+      Aa1      2,950      (State Revolving Fund), 6.55% due 10/01/2002 (f)                                      3,254
AA+      Aa1      2,000      (State Revolving Fund), 6.60% due 10/01/2002 (f)                                      2,210




MuniYield Michigan Insured Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

Michigan (concluded)
                          Michigan State Hospital Finance Authority Revenue Bonds (Mercy Health
                          Services):
AAA      Aaa    $ 2,500      Refunding, Series T, 6.50% due 8/15/2013 (d)                                       $  2,768
AAA      Aaa      1,500      Series Q, 5.375% due 8/15/2026 (b)                                                    1,486

                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds (e):
AAA      Aaa      1,250      (Mid-Michigan Obligation Group), Series A, 5.375% due 6/01/2027                       1,240
AAA      Aaa      1,100      (Sisters of Mercy Health Corp.), Series M, 6.25% due 2/15/2022                        1,177

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A        A1       7,250      (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022                         7,781
AAA      Aaa      2,500      Refunding (Detroit Edison Company), Series CC, 6.95% due 9/01/2021 (c)                2,710
BBB      Baa1     2,500      (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                           2,696

NR*      P1       1,200   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project), VRDN,
                          Series A, 4.10% due 4/15/2018 (a)                                                        1,200

AAA      Aaa      7,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation,
                          Revenue Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95%
                          due 9/01/2022 (c)                                                                        9,241

                          Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT (d):
AAA      Aaa      4,500      Series CC, 6.55% due 6/01/2024                                                        4,875
AAA      Aaa      1,500      Series I-B, 6.55% due 9/01/2024                                                       1,629

                          Northern Michigan University Revenue Bonds (d):
AAA      Aaa      3,980      5.125% due 12/01/2020                                                                 3,868
AAA      Aaa      4,000      Refunding, 5% due 12/01/2025                                                          3,805

AAA      Aaa      1,000   Oakland University, Michigan, General Revenue Bonds, 5.75% due 5/15/2026 (d)             1,036

AAA      Aaa      1,870   Redford, Michigan, Unified School District No. 001, UT, 5.90% due
                          5/01/2006 (c)(f)                                                                         2,052

AAA      Aaa      5,925   Riverview, Michigan, Community School District Building, UT, 6.70% due
                          5/01/2002 (c)(f)                                                                         6,514

AA-      Aa3      2,620   Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Refunding
                          Bonds (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                        2,828

AAA      Aaa      7,000   Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding
                          (Detroit Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)                         7,725

AAA      Aaa      1,000   Three Rivers, Michigan, Community Schools, Refunding, UT, 5% due 5/01/2023 (e)             953

                          University of Michigan, University Hospital Revenue Bonds, VRDN, Series A (a):
A1+      VMIG1++    500      4.10% due 12/01/2027                                                                    500
A1+      VMIG1++  3,200      Refunding, 4.10% due 12/01/2019                                                       3,200

AAA      Aaa      1,625   Western Michigan University, General Revenue Refunding Bonds, 5.125%
                          due 11/15/2022 (c)                                                                       1,573

AAA      Aaa      5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)          5,937

Puerto Rico--2.2%

AAA      Aaa      3,500   Puerto Rico, RITR, 6.37% due 7/01/2027 (d)(g)                                            3,570


Total Investments (Cost--$149,423)--98.0%                                                                        160,352

Other Assets Less Liabilities--2.0%                                                                                3,196
                                                                                                                --------
Net Assets--100.0%                                                                                              $163,548
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(h)Escrowed to maturity.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc.
April 30, 1998



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$149,423,016) (Note 1a)                         $160,352,132
                    Cash                                                                                         106,270
                    Receivables:
                      Interest                                                             $  2,812,887
                      Securities sold                                                         2,410,747        5,223,634
                                                                                           ------------
                    Prepaid expenses and other assets                                                              4,826
                                                                                                            ------------
                    Total assets                                                                             165,686,862
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,899,110
                      Dividends to shareholders (Note 1e)                                       151,499
                      Investment adviser (Note 2)                                                67,985        2,118,594
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        20,611
                                                                                                            ------------
                    Total liabilities                                                                          2,139,205
                                                                                                            ------------

Net Assets:         Net assets                                                                              $163,547,657
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 50,000,000
                      Common Stock, par value $.10 per share (7,374,470 shares
                      issued and outstanding)                                              $    737,447
                    Paid-in capital in excess of par                                        102,771,407
                    Undistributed investment income--net                                      1,146,542
                    Accumulated realized capital losses on investments--net                  (2,036,855)
                    Unrealized appreciation on investments--net                              10,929,116
                                                                                           ------------
                    Total--Equivalent to $15.40 net asset value per share of
                    Common Stock (market price--$14.125)                                                     113,547,657
                                                                                                            ------------
                    Total capital                                                                           $163,547,657
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  4,541,936
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    406,281
                    Commission fees (Note 4)                                                     62,285
                    Professional fees                                                            41,483
                    Accounting services (Note 2)                                                 31,811
                    Directors' fees and expenses                                                 12,755
                    Listing fees                                                                 12,072
                    Transfer agent fees                                                          11,531
                    Custodian fees                                                                5,421
                    Pricing fees                                                                  3,491
                    Printing and shareholder reports                                              2,200
                    Other                                                                         7,466
                                                                                           ------------
                    Total expenses                                                                               596,796
                                                                                                            ------------
                    Investment income--net                                                                     3,945,140
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,218,647
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,758,797)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,404,990
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.



Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        April 30, 1998   Oct. 31, 1997
Operations:         Investment income--net                                                 $  3,945,140     $  8,105,030
                    Realized gain on investments--net                                         1,218,647            5,299
                    Change in unrealized appreciation on investments--net                    (1,758,797)       2,374,425
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,404,990       10,484,754
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,087,521)      (6,228,883)
Shareholders          Preferred Stock                                                          (825,620)      (1,697,060)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (266,101)              --
                      Preferred Stock                                                           (70,460)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,249,702)      (7,925,943)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (844,712)       2,558,811
                    Beginning of period                                                     164,392,369      161,833,558
                                                                                           ------------     ------------
                    End of period*                                                         $163,547,657     $164,392,369
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,146,542     $  1,114,543
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc.
April 30, 1998



FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended            For the Year Ended
                                                                      April 30,              October 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997     1996      1995        1994
Per Share           Net asset value, beginning of period              $  15.51   $  15.16  $  15.13  $  13.70   $  16.55
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55       1.09      1.11      1.13       1.13
                    Realized and unrealized gain (loss) on
                    investments--net.                                     (.07)       .33       .03      1.71      (2.76)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .48       1.42      1.14      2.84      (1.63)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.42)      (.84)     (.87)     (.86)      (.91)
                      Realized gain on investments--net                   (.04)        --        --      (.26)      (.08)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.46)      (.84)     (.87)    (1.12)      (.99)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.12)      (.23)     (.24)     (.23)      (.21)
                        Realized gain on investments--net                 (.01)        --        --      (.06)      (.02)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.23)     (.24)     (.29)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.40   $  15.51  $  15.16  $  15.13   $  13.70
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.125   $  14.50  $  14.25  $  13.50   $ 11.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                       .44%+++   8.00%    12.14%    23.73%    (23.52%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.38%+++   8.58%     6.45%    20.20%    (11.36%)
                                                                      ========   ========  ========  ========   ========

Ratios to           Expenses                                              .73%*      .74%      .75%      .78%       .78%
Average                                                               ========   ========  ========  ========   ========
Net Assets:***      Investment income--net                               4.86%*     4.96%     5.03%     5.44%      5.07%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $113,548   $114,392  $111,834  $111,600   $101,047
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 50,000   $ 50,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  18.41%     16.68%    21.82%    41.11%     21.76%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,271   $  3,288  $  3,237  $  3,232   $  3,021
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    413   $    849  $    882  $    836   $    771
Per Share                                                             ========   ========  ========  ========   ========
On Preferred Stock
Outstanding:++

                   *Annualized.
                  **Total investment returns based on market value, which
                    can be significantly greater or lesser than the net asset value, may result in substantially different returns.
                    Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect
                    a two-for-one stock split that occurred on Decem-ber 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



MuniYield Michigan Insured Fund, Inc.
April 30, 1998



(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $29,387,246 and $36,578,375, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                       Realized        Unrealized
                                        Gains            Gains

Long-term investments                $ 1,218,647      $10,929,116
                                     -----------      -----------
Total                                $ 1,218,647      $10,929,116
                                     ===========      ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $10,929,116, of which $11,305,332 related to appreciated securities and $376,216 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $149,423,016.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 4.00%.

As of April 30, 1998, there were 2,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $47,453 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067385 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.